SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                             EXCHANGE ACT OF 1934


                                 April 9, 1998
                       (Date of Earliest Event Reported)


      AIRPLANES LIMITED                      AIRPLANES U.S. TRUST

(Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                  Agreement)


      Jersey, Channel Islands                       Delaware
        (State or Other Jurisdiction of Incorporation or Organization)

      33-99970-01                                   13-3521640
      (Commission File                              (IRS Employer
      Number)                                       Identification No.)


      Airplanes Limited                             Airplanes U.S. Trust
      22 Grenville Street                           1100 North Market Street
      St. Helier                                    Rodney Square North
      Jersey, JE4 8PX                               Wilmington, Delaware
      Channel Islands                               19890-0001
      (011 44 1534 609 000)                         (1-302-651-1000)

      (Addresses and Telephone Numbers, Including Area Codes, of
           Registrants' Principal Executive Offices)


Item 5. Other Events


       Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated April 9, 1998, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.


                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                               AIRPLANES LIMITED


Date: April 9, 1998                            /s/ Roy M. Dantzic*
                                               -------------------------------
                                               Director and Officer


Date: April 9, 1998                            AIRPLANES U.S. TRUST


                                               /s/ Roy M . Dantzic*
                                               -------------------------------
                                               Controlling Trustee
                                               and Officer


                                              *By: /s/ Michael Walsh
                                                  ----------------------------
                                                   Attorney-in-Fact


                                 EXHIBIT INDEX


Exhibit 99.A - Report to Certificateholders
Exhibit 99.B - Power of Attorney for Airplanes Limited
Exhibit 99.C - Power of Attorney for Airplanes U.S. Trust